SANDS ANDERSON MARKS & MILLER
                           A Professional Corporation
                               1206 Norwood Street
                                  P.O. Box 1052
                          Radford, Virginia 24141-0052



                                               April 8, 1997



First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005

                  Re:      First Investors Multi-State Insured Tax Free Fund

Gentlemen:

         We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                                Very truly yours,

                                                SANDS, ANDERSON, MARKS & MILLER,
                                                a Professional Corporation

                                                By:  /s/Daniel M. Siegel
                                                         Vice President